Exhibit 99.2

                             IEC ELECTRONICS CORP -
                                  CONSOLIDATED
                                  BALANCE SHEET
                          SEP 30, 2004 AND SEP 30, 2003

                                                   SEP 30, 2004    SEP 30, 2003
                                                   -----------      -----------
ASSETS

CURRENT ASSETS
  Cash                                                       0          793,341
  Accounts Receivable                                3,710,097        4,003,641
  Inventories                                        1,882,482        1,633,119
  Deferred Income Taxes                                250,000          250,000
  Other Current Assets                                 337,425          450,702
                                                   -----------      -----------
    Total Current Assets                             6,180,004        7,130,803
                                                   -----------      -----------

  PROPERTY, PLANT & EQUIPMENT                        2,235,765        3,173,090
  PREPAID DEBT ACQUISITION                             114,553          202,188
                                                   -----------      -----------
                                                     8,530,322       10,506,081
                                                   ===========      ===========
LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
  Current Portion of Long Term Liabilites            1,905,018        1,277,387
  Accounts Payable                                   2,253,487        2,740,599
  Accrued Payroll and Related Taxes                    548,444          794,078
  Other Accrued Expenses                               747,343          891,016
                                                   -----------      -----------
    Total Current Liabilities                        5,454,292        5,703,080
                                                   -----------      -----------

LONG TERM VENDOR PAYABLE                               227,175          455,903
LONG TERM DEBT - TERM                                  233,374          933,329
                                                   -----------      -----------
LONG TERM DEBT - TOTAL                                 460,549        1,389,232

SHAREHOLDER'S EQUITY
  Common stock, par value $.01 per share
   Authorized - 50,000,000 shares

   Outstanding - 8,214,885 shares                       70,695           68,760
  Additional Paid-in Capital                        38,506,361       38,478,608
  Retained Earnings                                (35,870,144)     (35,042,169)
  Cumulative Translation Adj                           (91,430)         (91,430)
                                                   -----------      -----------
    Total Shareholders' Equity                       2,615,482        3,413,769
                                                   -----------      -----------

                                                     8,530,322       10,506,081
                                                   ===========      ===========

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

                             IEC ELECTRONICS CORP -

                        CONSOLIDATED STATEMENT OF INCOME
                   FOR QUARTERS SEP 30, 2004 AND SEP 30, 2003

                                           ACTUAL          PRIOR         ACTUAL         PRIOR
                                          QUARTER         QUARTER         YTD            YTD
                                        SEP 30, 2004    SEP 30, 2003   SEP 30, 2004   SEP 30, 2003
                                         -----------    -----------    -----------    -----------
Sales                                      7,716,614      9,101,019     27,701,127     48,200,501
Cost of Sales                              6,839,404      8,214,373     25,724,118     43,271,088
                                         -----------    -----------    -----------    -----------
Gross Profit                                 877,210        886,646      1,977,009      4,929,413

Less: Operating Expenses

  Selling, G & A                             612,582        477,774      2,408,816      2,918,842
  Restructuring                               97,407              0        336,695        (63,300)
                                         -----------    -----------    -----------    -----------
Total Operating Expenses                     709,989        477,774      2,745,511      2,855,542
                                         -----------    -----------    -----------    -----------

Operating Profit                             167,221        408,872       (768,502)     2,073,869


Interest and Financing Expense              (110,742)      (105,466)      (385,549)      (641,610)
Forgiveness of Accounts Payable                    0              0          9,644        578,335
Profit (Loss) on Sale of Assets, Misc          5,217         12,000        316,431        142,500
                                         -----------    -----------    -----------    -----------
Net Income before Income Taxes                61,696        315,406       (827,976)     2,153,094

  Provision for Income Tax                         0       (260,000)             0       (260,000)
                                         -----------    -----------    -----------    -----------

Income from Discontinued Operations                0              0              0        184,029
                                         -----------    -----------    -----------    -----------
Net Income                                    61,696        575,406       (827,976)     2,597,127
                                         ===========    ===========    ===========    ===========

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